SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2007

-------------------

THE CONNECTICUT LIGHT AND POWER COMPANY

--------------------

(Exact name of registrant as specified in its charter)

CONNECTICUT	0-00404	06-0303850
-------------------------	---------	---------------
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer incorporation or Identification No.)

107 SELDEN STREET

BERLIN,       CONNECTICUT          06037-1616

-----------------------------------------------------------------

(Address of principal executive offices)  (Zip Code)

(860) 665-5500

(Registrant's telephone number, including area code)

Not Applicable

--------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 8   -

Other Events

Item 8.01

Other Events

On September 17, 2007, The Connecticut Light and Power Company (“CL&P”) issued $100,000,000 aggregate principal amount of its 5.75% First and Refunding Mortgage Bonds, 2007 Series C, due 2017 (the “Series C Bonds”), and $100,00,000 aggregate principal amount of its 6.375% First and Refunding Mortgage Bonds, 2007 Series D, due 2037 (the “Series D Bonds,” together with the Series C Bonds, the “Bonds”), pursuant to an Underwriting Agreement dated September 10, 2007 among CL&P, Barclays Capital Inc. and J. P. Morgan Securities Inc., as representatives of the several underwriters named therein.  The Bonds were issued under a Supplemental Indenture, dated as of September 1, 2007, between CL&P and Deutsche Bank Trust Company Americas, supplementing the Indenture of Mortgage and Deed of Trust between CL&P and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as trustee, dated as of May 1, 1921, as amended and supplemented.

Section 9    -

Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(a)

Not Applicable

(b)

Not Applicable

(c)

Not Applicable

(d)

Exhibits

Exhibits

Description

Exhibit 1	Underwriting Agreement dated September 10, 2007 among CL&P and the Underwriters named therein.

Exhibit 4	Supplemental Indenture establishing the terms of the Bonds, dated as of September 1, 2007, between CL&P and Deutsche Bank Trust Company Americas, as Trustee (the “Supplemental Indenture”).

Exhibit 5	Legal opinion of Jeffrey C. Miller, Esq. relating to the validity of the Bonds (including consent).

Exhibit 4.1	Form of Series C Bond (included as Schedule A-1 to the Supplemental Indenture).

Exhibit 4.2	Form of Series D Bond (included as Schedule A-2 to the Supplemental Indenture)

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CONNECTICUT LIGHT AND POWER COMPANY
(Registrant)

By: /s/ Patricia C. Cosgel
Name: Patricia C. Cosgel
Title: Assistant Treasurer - Finance

Date:  September 19, 2007